UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2023

PRECIPIO, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36439	91-1789357
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Science Park, New Haven, CT 06511

(Address of principal executive offices) (Zip Code)

(203) 787-7888

(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRPO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Precipio, Inc. (the “Company”) convened its Annual Meeting of stockholders for the purpose of holding a stockholder vote (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company voted to:

1.	elect Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2026;

2.	ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023;

3.	authorize the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30 at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio.

The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 25, 2023.

The number of shares of common stock entitled to vote at the Annual Meeting was 23,436,798. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 11,921,449 representing 50.86% of the total number of outstanding shares of the Company. Proposals 1, 2 and 3 submitted to a vote of the Company’s stockholders at the Annual Meeting were approved.

The votes cast with respect to each matter voted upon are set forth below.

Proposal 1: proposal to elect Richard Sandberg, Douglas Fisher, M.D. and Jeffrey Cossman, M.D. as Class II directors for terms to expire in 2026:

	Votes For	Votes Against	Withheld	Brokers Non-Votes
Total Shares Voted	5,304,480	0	536,962	6,080,007

Richard Sandberg

	Votes For	Votes Against	Withheld
Total Shares	5,233,264	0	608,178

Douglas Fisher M.D.

	Votes For	Votes Against	Withheld
Total Shares	5,212,360	0	629,082

Jeffery Cossman M.D.

	Votes For	Votes Against	Withheld
Total Shares	5,207,139	0	634,303

Proposal 2: proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2023 as set forth in the Proxy Statement, was as follows:

	Votes For	Votes Against	Abstentions
Total Shares	11,289,762	527,918	103,769

Proposal 3: proposal to authorize the Company’s Board of Directors to, in its discretion, to amend the Company’s Third Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio not less than 1-for-2 and not greater than 1-for-30 at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting without further approval or authorization of our stockholders and with our Board of Directors able to elect to abandon such proposed amendment and not effect the reverse stock split authorized by stockholders, in its sole discretion, and, in connection therewith, to decrease the number of authorized shares of our common stock on a basis proportional to the reverse stock split ratio.

	Votes For	Votes Against	Abstain
Total Shares Voted	7,837,960	3,899,731	183,758

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIPIO, INC.

By:	/s/ Ilan Danieli
Name:	Ilan Danieli
Title:	Chief Executive Officer

Date:    June 15, 2023